SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2004

Horizon Financial Corp.
(Exact name of registrant as specified in its charter)

Washington	0-27062	91-1695422
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

1500 Cornwall Avenue, Bellingham, Washington		98225
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (360) 733-3050

Not Applicable

(Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)        Exhibits

        99.1     Press Release of Horizon Financial Corp. dated June 23, 2004.

Item 9. Regulation FD Disclosure

        On June 23, 2004, Horizon Financial Corp. issued a press release announcing that it had increased its quarterly cash dividend by 4% to $0.13 per share. The dividend is to be paid on August 2, 2004, to shareholders of record on July 8, 2004. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HORIZON FINANCIAL CORP.

DATE: June 28, 2004	By: /s/ V. Lawrence Evans
V. Lawrence Evans
President and Chief Executive Officer

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Exhibit 99.1

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                                                                CONTACTS:     V. Lawrence Evans, Chairman & CEO
                                                                                           Dennis Joines, President & COO
                                                                                           Rich Jacobson, Executive VP & CFO
                                                                                           360.733.3050

                                                                                           THE CEREGHINO GROUP
                                                                                           CORPORATE INVESTOR RELATIONS
                                                                                           206.762.0993
NEWS RELEASE                                                             www.stockvalues.com

HORIZON FINANCIAL CORP. RAISES QUARTERLY CASH DIVIDEND BY 4%
SCHEDULES FIRST QUARTER FISCAL 2005 CONFERENCE CALL

BELLINGHAM, WA - June 23, 2004 - Horizon Financial Corp. (Nasdaq: HRZB) announced today that its Board of Directors has increased its quarterly cash dividend by 4% to $0.13 per share. The dividend is to be paid on August 2, 2004, to shareholders of record on July 8, 2004. This payment marks the company's 67th consecutive cash dividend, and the fifth increase in the last two years.

Horizon also announced the dial-in information for the company's upcoming earnings conference call with management. The holding company for Northwestern Washington-based Horizon Bank expects to report first quarter fiscal 2005 results before the market opens on July 22, 2004.

Management will host a conference call to discuss results at 1:30 pm PDT (4:30 pm EDT) on July 22, 2004. The live call can be accessed by dialing (303) 262-2130. The replay, which will be available shortly after the call for three weeks, can be heard at (303) 590-3000, using access code 582408#. Those planning on listening to the live call are asked to RSVP with their complete contact information to info@stockvalues.com at least 24 hours prior to the call.

For fiscal 2004, ended March 31, 2004, Horizon earned $12.9 million, or $1.20 per diluted share, a 7% increase from $12.1 million, or $1.12 per share, in 2003. For the fourth quarter, Horizon's earnings increased 11% to $3.3 million, or $0.31 per diluted share, compared to $3.1 million, or $0.28 per share, in the like period one year earlier.

Horizon Financial Corp. is an $859 million, state-chartered bank holding company headquartered in Bellingham, Washington. The Corporation's primary subsidiary, Horizon Bank, operates 16 full-service offices, 3 Commercial Banking Centers and 3 Real Estate Loan Centers throughout Whatcom, Skagit and Snohomish Counties.

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